                                 Master Lease

MASTER LEASE AGREEMENT ("Master Lease") dated as of 9-20-96 between The CIT
                                                   ---------
Group/Equipment Financing, Inc. (Lessor), having a place of business at:

P.O. Box 27248                   Tempe                        AZ      85285-7248
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Address                          City                         State   Zip Code

and Meadow Valley Contractors, Inc.                                  ("Lessee"),
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having a place of business at

4411 South 40th Street           Phoenix                      AZ      85040
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Address                          City                         State   Zip Code

Lessee wants from time to time to lease from Lessor personal property to be described in one or more equipment schedules ("Schedule"). Lessor is willing to lease such personal property to Lessee at the rent, for the term and upon the conditions provided hereinafter. Any present and future Schedule executed by Lessor and Lessee which is identified as being a part of this Lease, shall be deemed to incorporate by reference all the terms and conditions of this Lease except as provided in any such Schedule.

1. Equipment Leased and Term.

This Lease shall cover such personal property as is described in any Schedule executed by or pursuant to the authority of Lessee, accepted by Lessor in writing and identified as a part of this Lease (which personal property with all replacement parts, additions, repairs, accessions and accessories incorporated therein and/or affixed thereto is hereinafter called the "Equipment"). Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor, upon and subject to the covenants and conditions hereinafter contained, the Equipment described in any Schedule. Notwithstanding the commencement date of the term of this Lease with respect to any item of Equipment, Lessee agrees that all risk of loss of the Equipment shall be on Lessee from and after shipment of the Equipment to Lessee by the seller thereof, F.O.B. seller's point of shipment, the date of such shipment being hereinafter called "date of shipment." The term of this Lease with respect to any item of Equipment shall be for the period as set forth in the Schedule. Lessee hereby gives Lessor authority to insert the actual commencement date and date of first monthly rental for any item of Equipment in any Schedule as well as such items as serial numbers if such are not already inserted when such Schedule is executed by Lessee. "Seller" as used in this Lease means the supplier from which Lessor acquires any item of Equipment.

2. Rent.

Lessee shall pay to Lessor rent for each item of Equipment in the amounts and at the times specified in the Schedule. Any payment not made when due shall, at the option of Lessor, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law.

All rent shall be paid at Lessor's place of business shown above, or such other place as Lessor may designate by written notice to the Lessee. All rents shall be paid without notice or demand and without abatement, deduction or set off of any amount whatsoever. The operation and use of the Equipment shall be at the risk of Lessee and not of Lessor and the obligation of Lessee to pay rent hereunder shall be unconditional.

3. No Warranties by Lessor; Maintenance and Compliance with Laws.

Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE Equipment OR OF THE MATERIAL OR WORKMANSHIP THEREOF, IT BEING AGREED THAT THE Equipment IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE, Lessee accordingly agrees not to assert any claim whatsoever against Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, adjust or service the Equipment. Lessee shall look to the manufacturer and/or Seller for any claims related to the Equipment. Lessor hereby acknowledges that any manufacturer's and/or Seller's warranties are for the benefit of both Lessor and Lessee.

55-SA-2287(9/95) Master Lease - TAX                                  Page 1 of 7

No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to the Equipment are integrated herein, and no modification hereof shall be binding unless in writing signed by Lessor. Lessee agrees, at its own cost and expense:

(a) to pay all shipping charges and other expenses incurred in connection with the shipment of the Equipment by the Seller to Lessee;

(b) to pay all charges and expenses in connection with the operation of each item of Equipment;

(c) to comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; and

(d) to make all repairs and replacements required to be made to maintain the Equipment in the condition set forth in Rider A to the Schedule.

4. Insurance.

Lessee shall maintain at all times on the Equipment, at its expense, all-risk physical damage insurance and comprehensive general and/or automobile (as appropriate) liability insurance (covering bodily injury and property damage exposures including, but not limited to, contractual liability and products liability) in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Lessor; provided, that the amount of all-risk physical damage insurance shall not on any date be less than the greater of the full replacement value or the Stipulated Loss Value of the Equipment as of such date.

Each physical damage insurance policy will name Lessor as loss payee. Each liability insurance policy will name Lessor as additional insured. Each insurance policy will also require that the insurer give Lessor at least thirty
(30) days prior written notice of any alteration in or cancellation of the terms of such policy and require that Lessor's interests be continued insured regardless of any breach or violation by Lessee or others of any warranties, declarations or conditions contained in such insurance policy. In no event shall Lessor be responsible for premiums, warranties or representations to any insurer or any agent thereof. Lessee shall furnish to Lessor a certificate or other evidence satisfactory to Lessor that such insurance coverage is in effect, but Lessor shall be under no duty to ascertain the existence or adequacy of such insurance. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor. Lessee shall be liable for all deductible portions of all required insurance. Lessor may, at its own expense, for its own benefit, purchase insurance in excess of that required under this Lease Agreement. Physical damage insurance proceeds shall be applied as set forth in Section 5.

5. Loss and Damage.

Lessee agrees to assume and bear the entire risk of any partial or complete loss with respect to the Equipment from any and every cause whatsoever including theft, loss, damage, destruction or governmental taking, whether or not such loss is covered by insurance or caused by any default or neglect of Lessee. Lessee agrees to give Lessor prompt notice of any damage to or loss of any Equipment. All physical damage insurance proceeds shall be payable directly to Lessor. If any of the Equipment is lost, destroyed, damaged beyond repair, or taken by governmental action, Lessee shall pay to Lessor on the next rent payment date following such loss or taking the Stipulated Loss Value for such Equipment (computed as of the rent payment date on or immediately preceding the date of such loss or taking), and any other amounts then due and owing hereunder (including all rent payments due on or prior to the date of such Stipulated Loss Value payment) with respect to that Equipment, and the Lease for such Equipment shall terminate when such payment is made. Following payment of any Stipulated Loss Value, and if no Event of Default as defined in Section 10 has occurred and remains continuing, Lessor will then:

(a) transfer to Lessee Lessor's rights to such Equipment "as-is, where-is and with all defects," without recourse and without representation or warranty, express or implied, other than a warranty that the Equipment is free and clear of any liens created by Lessor; and

(b) remit to Lessee any physical damage insurance proceeds arising out of such loss up to the amount of the Stipulated Loss Value paid.

Lessee shall determine in the exercise of its reasonable judgment whether the Equipment is damaged beyond repair, subject to Lessor's approval. In the event of damage or loss which does not result in damage beyond repair or a total loss of the Equipment or any item thereof, Lessee shall cause the affected Equipment to be restored to the condition required by the terms of this Lease. Upon completion of such repair and after supplying Lessor with satisfactory evidence thereof (and provided no Event of Default has occurred and remains continuing), Lessee shall be entitled to receive any insurance proceeds or other recovery to which Lessor would otherwise be entitled in connection with such loss up to the amount expended by Lessee in making the repair.

Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss of, damage to, or governmental taking of the Equipment, but Lessor will cooperate with Lessee at Lessee's expense to pursue such claims.

55-SA-2287(9/95) Master Lease - TAX                                  Page 2 of 7

Except as expressly provided above, the total or partial destruction of any Equipment or Lessee's total or partial loss of use or possession thereof shall not release or relieve Lessee from its obligations under this Master Lease or any Schedule including the duty to pay the rent(s) herein provided.

6. Taxes.

Lessee shall pay, and shall indemnify and hold Lessor harmless from and against, on an after-tax basis, all fees, taxes, withholdings, assessments and other governmental charges, however designated together with any penalties, fines or interest, if any, thereon, (collectively, the "Impositions") which are at any time levied or imposed against Lessor, Lessee, this Lease, the Equipment or any part thereof by any Federal, state, local or foreign government or taxing authority upon, with respect to, as a result of or measured by (i) the Equipment (or any part thereof), or this Lease or the interest of the Lessor therein; or
(ii) the purchase, ownership, delivery, leasing, possession, maintenance, use, operation, return, sale or other disposition of the Equipment or any part thereof; or (iii) the rentals, receipts or earnings payable under this Lease or otherwise arising from the Equipment or any part thereof; excluding, however, taxes based on or measured by the net income of Lessor. Lessor (a) shall pay, and promptly upon receipt of Lessor's invoice therefor Lessee shall reimburse Lessor for paying, any Impositions, and (b) in case any report or return is required to be filed with respect to any Impositions, Lessor will make such report or return to show Lessor's ownership of the Equipment. Lessor and Lessee may instead agree in writing that Lessee will pay any Impositions directly or file any such reports or returns. Lessee's obligations under this Section shall survive the expiration or termination of this Lease.

7. Lessor's Title, Right of Inspection and Identification of Equipment.

Title to the Equipment shall at all times remain in Lessor and Lessee will at all times protect and defend, at its own cost and expense, the title of Lessor from and against all claims, liens and legal processes of creditors of Lessee and keep all the Equipment free and clear from all such claims, liens and processes. The Equipment is and shall remain personal property. Upon the expiration or termination of this Lease with respect to any item of Equipment Lessee shall return such Equipment in accordance with the provisions set forth in Rider A to the Schedule.

Lessor shall have the right from time to time during reasonable business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition and proper maintenance of the Equipment and during any period of storage Lessor shall also have the right to demonstrate and show the Equipment to others. The foregoing rights of entry are subject to any applicable governmental laws, regulations and rules concerning industrial security. Lessee shall, upon the request of Lessor, and at its own expense firmly affix to the Equipment, in a conspicuous place, such a decalcomania or metal plate as shall be supplied by Lessor showing the Lessor as the owner and lessor of such Equipment.

8. Possession, Use and Changes in Location of Equipment.

So long as Lessee shall not be in default under the Lease it shall be entitled to the possession and use of the Equipment in accordance with the terms of this Lease. The Equipment shall be used in the conduct of the lawful business of Lessee, and no item of Equipment shall be removed from its location shown on the Schedule, without the prior written consent of Lessor. Lessee shall not, without Lessor's prior written consent, part with possession or control of the Equipment or attempt or purport to sell, pledge, mortgage or otherwise encumber any of the Equipment or otherwise dispose of or encumber any interest under this Lease.

9. Performance of Obligations of Lessee by Lessor.

In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of Sections 3, 4, 5, 6 and 7 of this Lease, Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon (but in no event greater than the highest rate permitted by relevant law) until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment.

10. Default.

An Event of Default shall occur if:

(a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

(b) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

(c) Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;


55-SA-2287(9/95) Master Lease - TAX                                  Page 3 of 7

(d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated:

(e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof;

(f) Lessee defaults in payment or performance of any obligation or indebtedness of any kind or description, whether direct, indirect, absolute or contingent, due or to become due, now existing or hereafter arising owing to Lessor or any of its agents or affiliates; or

(g) Any warranty, representation or statement made or furnished to Lessor by or on behalf of Lessee in or in connection with this Lease proves to have been false in any material respect when made or furnished.

11. Remedies Upon Default.

Upon the occurrence of an Event of Default, Lessor shall have all the rights and remedies provided by applicable law and by this Lease. Notwithstanding that this Agreement is a lease and title to the Equipment is at all times in Lessor, Lessor may nevertheless at its option choose those rights and remedies of a secured party under the Uniform Commercial Code. In addition, Lessor, at its option, may:

(a) by notice to Lessee terminate this Lease effective on the date such Event of Default first occurred;

(b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Lessee of any and all covenants of this Lease and to recover damages for the breach thereof;

(c) Lessor and/or its agents may without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession or demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; and

(d) elect to sell, release or otherwise dispose of all or part of the Equipment or to retain all or part thereof, in such manner and on such terms and conditions as Lessor may determine in its sole discretion, with or without notice to Lessee which Lessee hereby waives to the extent permitted by applicable law;

(e) declare immediately due and payable any unpaid rent, late charges and any other amounts due hereunder that accrued on or before the occurrence of the Event of Default, plus as liquidated damages for loss of the bargain and not as a penalty, an amount equal to the Stipulated Loss Value for the Equipment as of the rent payment date immediately preceding the date Lessor declares the Lease in default, and, in addition, all attorney and court cost incurred by Lessor relating to the enforcement of its rights under the Lease. Lessor may sell the Equipment at private or public sale, in bulk or in parcels, with or without notice, without having the Equipment present at the place of sale; or Lessor may lease, otherwise dispose of or keep idle all or part of the Equipment, subject, however, to its obligation to mitigate damages; and Lessor may use Lessee's premises for any or all of the foregoing. Lessor may sell or lease the Equipment at a time and location of its choosing provided that the Lessor acts in good faith and in a commercially reasonable manner.

    The proceeds of sale, lease or other disposition, if any, of the Equipment shall be applied (1) to all Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment including attorney fees; then (2) to the extent not previously paid by Lessee, to pay Lessor the Stipulated Loss Value of the Equipment plus any accrued and unpaid rent, late charges, indemnities and any other amounts then remaining unpaid under the Lease; then (3) to reimburse to Lessee any such sums previously paid by Lessee as liquidated damages; (4) any surplus shall be retained by Lessor. In no event shall Lessee upon demand by Lessor for payment hereunder or otherwise be obligated to pay any amount in excess of that permitted by law.

The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of any future breach of the same or any other obligation. No remedy of Lessor hereunder shall be exclusive of any remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.


55-SA-2287(9/95) Master Lease - TAX                                  Page 4 of 7

12. Indemnity.

Lessee agrees that Lessor shall not be liable to Lessee for, and Lessee shall indemnify and save Lessor harmless from and against any and all liability, loss, damage, expense, causes of action, suits, claims or judgments arising from or caused directly or indirectly by:

(a) Lessee's failure to promptly perform any of its obligations under the provisions of Sections 3, 4, 5, 6 and 7 of this Lease; or

(b) injury to persons or damage to property resulting from or based upon actual or alleged use, operation, delivery or transportation of any or all of the Equipment or its location or condition; or

(c) inadequacy of the Equipment, or any part thereof, for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide any thereof or any interruption or loss of service or use thereof or any loss of business; and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand. Lessee agrees that its obligations under this Section 12 shall survive the expiration or termination of this Lease.

13. Lessee's Warranties.

Lessee warrants that each item of Equipment has the recovery period under
Section 168(c) of the Internal Revenue Code of 1986 as amended or any comparable successor law ("Code") as set forth on the Schedule and will be eligible for depreciation deductions determined by using the method specified in Section 168(b)(i) of the Code commencing with the taxable year of Lessor that includes the delivery date and using a basis equal to Lessor's cost as set forth on the Schedule; a reasonable estimate of the useful life of each item of Equipment is at least 125% of its lease term; a reasonable estimate of the fair market value of each item of Equipment at the end of its lease term is at least 20% of Lessor's cost therefor; and Lessee will not use the Equipment in a manner which will result in foreign source income for Lessor.

14. Tax Indemnity.

Lessor has calculated the rent payments and Stipulated Loss Values for each Schedule based in part on Lessee's warranties herein and on the assumptions that Lessor shall be entitled to all tax benefits of ownership with respect to the Equipment (the "Tax Benefits"), including but not limited to, (i) the accelerated cost recovery deductions determined in accordance with Section 168(b)(1) of the Code for each item of Equipment based on the cost and depreciable life thereof specified on the Schedule, (ii) deductions for interest on any indebtedness incurred by Lessor to finance any item of Equipment and
(iii) sourcing of income and losses attributable to this Lease to the United States. Lessee agrees to take no action inconsistent with the foregoing or which would result in the loss, disallowance or unavailability to Lessor of all or any part of the Tax Benefits. Lessee, for any reason whatsoever, including as a result of any amendment to the Code or any other change in tax law occurring after the date of the Lease ("Tax Law Change"), hereby indemnifies and holds harmless Lessor from and against (i) any of the following: (1) the loss, disallowance, unavailability or recapture of all or any part of the Tax Benefits, if Lessor shall not be entitled or shall determine that it shall not have substantial authority to claim, shall suffer a disallowance of, or shall be required to recapture all or any part of the Tax Benefits; (2) Lessor's originally contemplated after-tax rate of return ("Net Return") is otherwise adversely affected by a Tax Law Change (including a tax rate change); (3) Lessor shall be required to include in its gross income for any period before the expiration or termination of this Lease any amount other than (a) the rent in the respective specified monthly payment amounts and not prior to the respective periods to which rent is allocable under the terms of this Lease and (b) any other amounts to the extent not offset by deductions for such amounts in Lessor's taxable year in which such amounts are includible in gross income; or
(4) any item of income, gain, loss, deduction or credit with respect to the Equipment shall be treated or derived from, or allocable to, sources without the United States and consequently Lessor shall be able to utilize as a credit against its Federal Income tax liability in any year, a smaller amount of foreign taxes than it would have been able to utilize had such item of income, gain, loss, deduction or credit not been treated as derived from, or allocable to sources without the United States; plus (ii) all interest, penalties, fines or additions to tax resulting from such loss, disallowance, unavailability or recapture; plus (iii) all taxes required to be paid by Lessor upon receipt of the indemnity set forth in this paragraph which shall be computed at the highest marginal statutory tax rate then applicable to Lessor. Any indemnity payments made by Lessee shall be calculated so as to allow Lessor to maintain its Net Return with respect to the Lease. Payment shall be made in immediately available funds within 30 days after receipt of a written demand therefor from Lessor. In the event of any indemnity payment, Stipulated Loss Values shall be adjusted by Lessor to those values determined by Lessor as necessary to maintain Lessor's Net Return. For the purposes of this Section, "Lessor" includes for all tax purposes the consolidated taxpayer group of which Lessor is a part.

15. Assignment, Notices and Waivers.

This Lease and all rights of Lessor hereunder shall be assignable by Lessor without Lessee's consent, but Lessee shall not be obligated to any assignee of Lessor except after written notice of such assignment from Lessor. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Lessor" shall be deemed to include or refer to Lessor's assignee. Without the prior written consent of Lessor, Lessee shall not assign this Lease or its interests hereunder or enter into any sub-lease with respect to the Equipment covered hereby.

All notices to Lessor shall be delivered in person to an officer of the Lessor, or shall be sent certified mail return receipt requested to Lessor at its address shown herein or at any later address last known to the sender. All notices to Lessee shall be in writing and shall be delivered by mail at its address shown herein or at any later address last known to the sender. A waiver of a default shall not be a waiver of any other or a subsequent default.

55-SA-2287 (9/95) Master Lease - TAX                                Page 5 of 7

16. Further Assurances.

Lessee shall execute and deliver to Lessor, upon Lessor's request such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder and to enable Lessor to fulfill all of its tax filing obligations. Lessee may not terminate any Schedule without the written consent of Lessor. If Lessor in good faith believes itself insecure or performance impaired, it may declare a default hereunder or, instead of declaring a default, Lessor may demand, and Lessee hereby agrees to give, additional Equipment or other collateral as security for the obligations hereunder.

17. Lease Irrevocability and Charges.

This Lease is irrevocable for the full terms thereof as set forth in any Schedule and for the aggregate rentals therein reserved and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason. Lessee shall be responsible for and pay to Lessor a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Lessor plus (ii) all other actual costs and expenses incurred by Lessor. The returned check fee is payable upon demand as additional rent under this Lease.

18. Purchase Option.

So long as no Event of Default shall have occurred and be continuing, Lessee may, at the expiration of an applicable lease term and upon payment of all sums due under the Lease, purchase the Equipment for its fair market sale value as of that expiration date. If Lessee elects to purchase hereunder, it must give irrevocable written notice to Lessor at least 90 days (but not more than 360 days) prior to the expiration date of the lease term applicable to the Equipment. Any purchase must apply to all (but not less than all) of the Equipment on a Schedule.
                                        Lessee's Initials [INITIALS APPEAR HERE]
If Lessee elects to purchase hereunder, Lessee will also pay all taxes (other than taxes based on Lessor's income), costs and expenses (including legal fees) incurred in connection with the sale. After Lessee exercises the option, Lessor shall transfer title to Lessee "as-is, where-is," without recourse, representation or warranty of any kind except that Lessor will warrant that the item of Equipment is free and clear of any liens created by Lessor.

19. Miscellaneous.

(a) This Lease constitutes the entire agreement between Lessor and Lessee with respect to the Equipment and supersedes all prior correspondence between the parties. No covenant, condition or other term of provision hereof shall be deemed waived, amended, or modified by either party unless such waiver, amendment, or modification is in writing and signed by each of the parties hereto. Section headings are for convenience only and shall not be construed as part of this Lease. Lessee's initials [INITIALS APPEAR HERE]

(b) This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except as otherwise provided herein.

(c) Any provision of this Lease which may be prohibited or unenforceable in any jurisdiction shall not, as to such jurisdiction, invalidate the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d) LESSOR AND LESSEE IN ANY LITIGATION RELATING TO OR IN CONNECTION WITH THIS LEASE IN WHICH THEY SHALL BE ADVERSE PARTIES WAIVE TRIAL BY JURY.

(e) In the event this Lease or any part hereof is deemed to be a lease intended as security, Lessee grants Lessor a security interest in each item of Equipment as security for all of Lessee's indebtedness and obligations owing under this Lease and under each Schedule as well as all other present and future indebtedness and obligations of Lessee to Lessor of every kind and nature whatsoever.




55-SA-2287 (9/95) Master Lease - TAX                                 Page 6 of 7

20. Special Provisions.



If Lessee is a corporation, this Lease is executed by authority of its Board of Directors. If Lessee is a partnership or joint venture, this Lease is executed by authority of all its partners or co-venturers.

Dated:  9-20-96
      -----------------

Lessee:

Meadow Valley Contractors, Inc.
---------------------------------------------------------
Name of individual, corporation or partnership

By /s/ Bradley E. Larson         Title President
  -------------------------------     -------------------
  If corporation, have signed by President, Vice President or Treasurer, and give official title.
  If owner or partner, state which.


Lessor:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By /s/ Kathy Taylor              Title Agent
  -------------------------------     -------------------

--------------------------------------------------------------------------------
If Lessee is partnership, enter:
Partners' names                                     Home addresses
---------------                                     --------------


55-SA-2287 (9/95) Master Lease - TAX                                Page 7 of 7

                                 SCHEDULE "A"

ATTACHED TO AND BY THIS REFERENCE MADE A PART HEREOF.
CMI
PTD-400 PORTABLE TRI - DRUM S/N 132
REVERSIBLE SLINGER FEEDER
LONG REACH STARJET BURNER SJ-580
SIDE INLET RECYCEL ENTRY
AUTOMATIC BURNER CONTROL
FINES RETURN AUGER
AIR TRANSITION - KNOCKOUT BOX
AUTOMATIC ASPHALT PROPORTIONING
EASI-ERECT HYDRAULIC JACK SYSTEM
SUPPORT STANDS

RA-418/P792 PORTABLE ROTO-AIRE BAGHOUSE S/N 120
BAGS AND CAGES
CONTROL PANEL
INERTIAL DUST COLLECTOR
AIRDUCTS FROM COLLECTOR TO COUNTER FLOW
EXHAUST FAN - 300 HP #660
AUGER DUST RETURN SYSTEM (2 @ 20 HP)
TUBE SHEET HOLE PLUGS

PAB-432 4 32T COLD FEED S/N 188
T & P CONTROL PANEL
COLLECTOR CONVEYOR EXTENSION
SELF-STORE BLOCKING PADS
HYDRAULIC CYLINDERS
RAMPING BULKHEAD
BELT FEEDER GUARDS
COLLECTING CONVEYOR GUARD

PC-3047 CONVEYOR FOR VIRGIN AGGREGATE S/N 227
DUAL IDLER BELT SCALE
GRAVITY TAKE-UP
HYDRAULIC SELF-ERECT SYSTEM
4' x 10' SINGLE DECK SCALPING SCREEN
CONVEYOR BELT GUARD

SE-195 SURGE SYSTEM, 500-600 TPH - 60 HP S/N 150
MANUAL LOADING AND UNLOADING PANEL
MODEL 5611 COMPUTER LOADOUT SYSTEM
AIR COMPRESSOR - 25 HP
HYDRAULIC PUMP PACKAGE - NON-DETACHABLE

CT-20/15-P PORTABLE COILED ASPHALT/FUEL TANK S/N 105
3" UNLOADING PUMP 15 HP - MOUNTED
MOUNT PLANT PUMP PACKAGE
SELF-STORE BLOCKING
3" JACKETED ASPHALT PIPING
MOUNT HOT OIL HEATER
FLOAT LEVEL INDICATOR
MOUNT BURNER FUEL OIL PUMP

4" DUPLEX STRAINER WITH VALVE AND PIPING

CT 35 P PORTABLE COILED ASPHALT TANK S/N 106
INTERCONNECT UNLOADING PUMP
INTERCONNECT PLANT PUMP PACKAGE
SELF STORE BLOCKING
FLOAT LEVEL INDICATOR

IMPULSE PLANT CONTROL W/COLOR MONITOR
FIRST RECYCLE CONTROL WITH PROCESSOR
SECOND RECYCLE CONTROL
FIFTH AND SIXTH AGGREGATE CONTROLS

AI 1800 I PEC-3U LIGHTNING PROTECTION SYSTEM 12' X 16'
PORTABLE ENERGY CENTER WITH AIR COND. S/N 01896
CIRCUIT BREAKER AND CABLE FOR H.O.H.
MOUNT CUSTOMER'S 3508 900 KW GEN SET
GENERATOR MOUNTS
MOUNT CUSTOMER'S 45 KW GEN SET
NIGHT GENERATOR SWITCH

MFS-700PH PORTABLE HYD S E SILO S/N 114
PJ-159 PULSE JET BAG VENT
AERATION BLOWER, 2 HP 40 CFM @ 6.5
PSI
FT-11 VANE FEEDER
12" AUGER, 5 HP
500 BASE PUGMILL LESS BY-PASS CHUTE

SC-3030 STATIONARY INCLINED CONVEYOR S/N 115
CONVEYOR BELT GUARD
SKID MOUNT CONVEYOR - PUGMILL
4,000 GALLON WATER TANK WITH PUMP

CEI-1500 MODEL 1500 CEI HEATER

ONE CATERPILLAR GENERATOR SET MODEL 3508 DITA "B" SERIES S/N 6PN 00197 RATED AT 900KW, 480 VOLT, 1800 RPM, 60 HERTZ, EQUIPPED WITH
RADIATOR COOLING (9' WIDE x 10 1/2' HIGH), RAIL MOUNTED, CAT
SR-4 GENERATOR, BATTERY CHARGING SYSTEM, AUTOMATIC SHUTDOWN
SAFETIES, ELECTRIC START, METER PANEL WITH BREAKER, MUFFLER,
INSTALLED BATTERIES, DUAL STAGE AIR CLEANERS

ONE CATEPILLAR/OLYMPIAN PACKAGE GENERATOR SET MODEL CD060 S/N 202420

AND ALL ATTACHMENTS, REPLACEMENTS, SUBSTITUTIONS, ADDITIONS
AND ALL PROCEEDS THEREOF.

INITIAL   BEL
       ---------

Equipment Schedule No. 1
                     -----

Dated as of      9-20-96
           --------------------------

To Master Lease dated   9-20-96
                     ----------------

                                                Acceptance Date    9-20-96
                                                               -----------------

                                                Commencement Date  10-27-96
                                                                 ---------------

Equipment Schedule to MASTER LEASE AGREEMENT dated as of                 between
                                                        -----------------

THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lessor

and Meadow Valley Contractors, Inc.                                   as Lessee.
    ------------------------------------------------------------------

This Equipment Schedule is entered into pursuant to the Master Lease Agreement. All the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof. In the event of a conflict between the Master Lease Agreement and this Equipment Schedule, the provisions of this Equipment Schedule shall prevail.

1. EQUIPMENT DESCRIPTION:

Quantity     Manufacturer       Model/Feature      Serial Number      Description          Cost Per Unit
--------     ------------       -------------      -------------      -----------          -------------

              See Schedule "A" attached to and by this reference made a part hereof.

2. LESSOR'S AGGREGATE COST OF EQUIPMENT. $1,779,225.00
                                          ----------------------

3. EQUIPMENT LOCATION. 4411 South 40th Street, Phoenix, AZ 85040
                       ---------------------------------------------------------

4. ACCEPTANCE: Lessee confirms that (a) the Equipment described herein has been delivered to it in good working order and condition, and has been inspected and accepted by Lessee as of the Acceptance Date set forth above, (b) no Event of Default exists, (c) no Event of Default will be caused by the execution of this Schedule, (d) all Lessee's representations and warranties are true and correct, and (e) the terms and provisions of the Master Lease are hereby incorporated by reference and reaffirmed.

5. LEASE TERM.

   a. Interim Lease Term. The interim term of the lease of the Equipment shall commence on the Acceptance Date and shall continue until the commencement of the Primary Lease Term defined below.

   b. Primary Lease Term. The primary term of the lease of Equipment shall commence on the Commencement Date and shall continue for a term of 120 months
                                                                      ---
   from such Commencement Date.

6. RENT PAYMENTS.

   a. Interim Rent. The rent for each item of Equipment during the Interim Lease Term shall be an amount equal to 1/30th of the Primary Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Commencement Date which amount shall be payable on the Commencement Date.

   b. Primary Rent. The rent for each item of Equipment during the Primary Lease
   Term shall consist of 120 payments of $19,078.62      , payable monthly
                         ---              ---------------
   commencing on the Commencement Date and a like sum on the same day of each month thereafter.

55-SA-2287(9/95) Master Lease - TAX                                  Page 1 of 2